UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2005

Date of Report (date of earliest event reported)

OCCAM NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30741	77-0442752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of principal executive offices)

(805) 692-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 — Unregistered Sales of Equity Securities

On April 20, 2005, Occam Networks, Inc. (the “Company”) sold and issued 219,392 shares of its Series A-2 Preferred Stock to Alta California Partners III, L.P. (“Alta California”) and 7,408 shares of its Series A-2 Preferred Stock to Alta Embarcadero Partners III, LLC (“Alta Embarcadero” and, together with Alta California, “Alta”). Alta purchased the 226,800 shares of Series A-2 Preferred Stock at a price per share of $10.00 for total cash consideration of $2,268,000. The purchases were made pursuant to warrants issued to Alta by the Company on March 8, 2004 (the “Alta Warrants”). On April 20, 2005, the Company and Alta entered into an Amendment and Notice of Exercise in which the parties agreed that the Alta Warrants would become immediately exercisable for a total of 226,800 shares of Series A-2 Preferred Stock and that Alta would proceed to exercise the warrants on the effective date of the amendment.

After giving effect to the additional issuances, Occam has issued and outstanding an aggregate of 3,560,180 shares of Series A-2 Preferred Stock. Based on the current conversion price of $0.11 per share, Occam’s outstanding shares of Series A-2 Preferred Stock are convertible into approximately 323,652,727 shares of Common Stock.

Occam relied on Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, for an exemption from the registration requirements of the Securities Act. The purchasers of Series A-2 preferred stock were “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act, and no form of general solicitation or general advertising was used in connection with the sale of the Series A-2 preferred stock.

Section 9 – Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Title
10.67	Amendment and Notice of Exercise dated April 20, 2005 between Occam Networks, Inc. and Alta California Partners III, L.P.

10.68	Amendment and Notice of Exercise dated April 20, 2005 between Occam Networks, Inc. and Alta Embarcadero Partners III, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCAM NETWORKS, INC.

By:	/s/ Howard Bailey
Howard Bailey
Chief Financial Officer

Date: April 21, 2005

Exhibit Index

Exhibit Number	Title
10.67	Amendment and Notice of Exercise dated April 20, 2005 between Occam Networks, Inc. and Alta California Partners III, L.P.

10.68	Amendment and Notice of Exercise dated April 20, 2005 between Occam Networks, Inc. and Alta Embarcadero Partners III, LLC